Beyond Li-ion™

SES AI Provides Preliminary First Quarter 2025 Revenue and Liquidity Results

Announces Date of Conference Call for First Quarter 2025 Results

Woburn, MA (April 8, 2025) - SES AI Corporation (“SES AI”) (NYSE: SES), a global leader in the development and manufacturing of AI-enhanced high-performance Li-Metal and Li-ion batteries, today announced preliminary unaudited revenue results and expected liquidity for the first quarter ended March 31, 2025.

Consistent with its previously issued full year 2025 guidance, the Company expects to report first quarter revenue in the range of $5.0 million to $5.8 million. In addition, the Company anticipates that its liquidity as of March 31, 2025 (consisting of cash and cash equivalents and short-term investments) should be approximately $240 million with no debt outstanding.

Qichao Hu, Founder and CEO of SES AI, noted, “We are on pace with our revenue projections for the year with the contracts in hand for AI-enhanced EV battery development and initial sales of our AI-enhanced 2170 battery cells generating revenue in the first quarter of 2025. We anticipate contributions from our agreements in the Battery Energy Storage Systems (BESS) sector and our upcoming launch of a Molecular Universe toolkit to add to this early momentum.”

SES AI also announced that it will release its 2025 first quarter business results and discuss its full year 2025 guidance outlook after market close on Thursday, April 24, 2025, and hold a conference call on Friday, April 25, 2025, at 9:00 a.m. ET.

A webcast of the live conference call will be available through SES’s Investor Relations website, https://investors.ses.ai. The following link can be used to register in advance for the call: https://events.q4inc.com/attendee/966696502 and the following link can be used by investors to submit questions in advance of the call by Friday, April 18, 2025 at 11:00 p.m. ET.

The conference call can also be accessed live over the phone by dialing the following numbers:

United States (Toll Free): +1 833-470-1428
International: +1 404-975-4839
https://events.q4inc.com/attendee/966696502

Access Code: 852813

A webcast replay will be available shortly after the call at:
https://investors.ses.ai/events-and-presentations/events/default.aspx

About SES AI:

SES AI Corp. (NYSE: SES) is powering the future of global electric transportation on land and in the air with the world’s most advanced Li-Metal batteries. SES AI is the first battery company in the world to accelerate its pace of innovation by utilizing superintelligent AI across the spectrum of its business, from research and development; materials sourcing; cell design; engineering and manufacturing; to battery health and safety monitoring. Founded in 2012, SES AI is an Li-Metal battery developer and manufacturer headquartered in Boston and with operations in Singapore, Shanghai, and Seoul. Learn more at SES.AI.

SES AI may use its website as a distribution channel of material company information. Financial and other important information regarding SES AI is routinely posted on and accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES AI’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

The financial results presented in this press release are preliminary, estimated, and unaudited. Such amounts are subject to the completion and finalization of SES’s financial and accounting closing procedures. They reflect management’s estimates based solely upon information available to management as of the date of this press release. Further information learned during that completion and finalization may alter the final results. In addition, the preliminary estimates should not be viewed as a substitute for full annual financial statements prepared in accordance with GAAP. There is a possibility that SES’s financial results for the three months ended March 31, 2025 could vary materially from these preliminary estimates.

Forward-Looking Statements

This press release contains statements that SES AI believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES AI. Although SES AI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES AI’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: the risk of changes to SES AI’s financial results or liquidity position resulting from SES AI’s finalization of its financial statements as of and for the three months ended March 31, 2025, risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM"), drones, battery energy storage systems, robotics and other applications; the risk that delays in the pre-manufacturing development of SES AI’s battery cells could adversely affect SES AI’s business and prospects; the market for air mobility, and for use of Li-Metal technology in air mobility applications, is still emerging and may not achieve the growth potential we expect;  the risk that the market for SES AI’s AI-based services is still emerging, and its AI programs may not achieve the growth potential SES AI expects;  risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES AI to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES AI’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; our use of artificial intelligence and machine learning may result in legal and regulatory risk;  risks resulting from SES AI’s joint development agreements and other strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES AI’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel alternatives; risks related to SES AI’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES AI’s business operations outside the United States; SES AI’s failure to satisfy certain NYSE listing requirements may result in its Class A common stock being delisted from the NYSE, which could eliminate or adversely affect the trading market for SES AI’s Class A common stock; the volatility of SES AI’s common stock and value of SES AI’s public warrants;  SES AI has identified material weaknesses in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain an effective system of internal controls and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 28, 2025 and other documents filed from time to time with the SEC. There may be additional risks that SES AI presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES AI’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES AI anticipates that subsequent events and developments will cause its assessments to change. However, while SES AI may elect to update these forward-looking statements at some point in the future, SES AI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES AI’s assessments as of any date subsequent to the date of this press release.

Contacts:

For the media:

pr@ses.ai

For investors:

ir@ses.ai